SMITH BARNEY MANAGED GOVERNMENTS FUND INC.
                              388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013
                     --------------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 5, 1995

                     --------------------------------------



To the Shareholders of Smith Barney Managed Governments Fund Inc.:


     Notice is hereby given that a Special Meeting of Shareholders of Smith Barney Managed Governments Fund Inc. (the "Fund") will be held at 388 Greenwich Street, 22nd Floor, New York, New York on December 5, 1995 commencing at 4:00 p.m., for the following purposes:


     1.   To elect ten (10) Directors of the Fund (Proposal 1);

     2. To ratify the selection of KPMG Peat Marwick LLP as independent accountants for the Fund for the year ending July 31, 1996 (Proposal
          2); and

     3. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

     The Proposals are discussed in greater detail in the attached Proxy Statement. The close of business on October 18, 1995 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournments thereof.


                                           By Order of the Board of Directors,

                                           Christina T. Sydor
November 3, 1995                           Secretary

--------------------------------------------------------------------------------
SHAREHOLDERS OF THE FUND WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXY CARDS ARE SET FORTH ON THE FOLLOWING PAGE. IT IS IMPORTANT THAT PROXIES ARE RETURNED PROMPTLY.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                         Valid Signature
------------                                         ---------------

Corporate Accounts
(1) ABC Corp. ...................................  ABC Corp.
(2) ABC Corp. ...................................  John Doe, Treasurer
(3) ABC Corp.
  c/o John Doe, Treasurer .......................  John Doe
(4) ABC Corp. Profit Sharing Plan ...............  John Doe, Trustee

Trust Accounts
(1) ABC Trust ...................................  Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
  u/t/d 12/28/78 ................................  Jane B. Doe

Custodian or Estate Accounts
(1) John B. Smith, Cust.
  f/b/o John B. Smith, Jr. UGMA .................  John B. Smith
(2) Estate of John B. Smith .....................  John B. Smith, Jr., Executor

                   SMITH BARNEY MANAGED GOVERNMENTS FUND INC.
                              388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013

                     --------------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 5, 1995

                     --------------------------------------

                                 PROXY STATEMENT

     This Proxy Statement is being solicited by the Board of Directors (the "Board") of Smith Barney Managed Governments Fund Inc. (the "Fund") for use at a special meeting of shareholders (the "Meeting") to be held on December 5, 1995, or any adjournment or adjournments thereof. The Meeting will be held at 388 Greenwich Street, 22nd Floor, New York, New York at the time specified in the Notice of Special Meeting of Shareholders and proxy card that accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, telegraph or personal interviews conducted by officers and employees of: the Fund; Smith Barney Inc. ("Smith Barney"), the distributor of shares of the Fund; Smith Barney Mutual Funds Management Inc. ("SBMFM"), the investment adviser and administrator for the Fund; and/or The Shareholder Services Group, Inc. ("TSSG"), a subsidiary of First Data Corporation and the transfer agent of the Fund. (The offices of the Fund, Smith Barney and SBMFM are located at 388 Greenwich Street, New York, New York 10013. TSSG is based in Boston, Massachusetts.) The costs of the proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund. A copy of the Fund's current Annual and Semi-Annual Reports are available upon request and without charge by writing to the Fund at the address set forth above or by calling toll-free 1-800-224-7523.

     The Fund currently issues four classes of shares of common stock ("Shares"), but for purposes of the matters to be considered at the Meeting, all Shares will be voted as a single class. Each Share is entitled to one vote, and any fractional Share is entitled to a fractional vote. If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked on the proxy, it will be voted FOR matters listed in the accompanying Notice of Special Meeting of Shareholders. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as Shares that are present but which have not been voted. For this reason, abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of a proposal.

     In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on a proposal prior to any adjournment if sufficient votes have been received for approval of that proposal. Under the Fund's By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Shares of the Fund entitled to vote at the Meeting.

     The Board has fixed the close of business on October 18, 1995 as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting. On the Record Date, 51,133,810.953 Shares of the Fund were outstanding.

     As of the Record Date, to the knowledge of the Fund and the Board, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934) beneficially owned more than 5% of the outstanding Shares of the Fund.

     As of the Record Date, the officers and Board members of the Fund beneficially owned less than 1% of the Shares.

     As of the Record Date, to the knowledge of the Fund, no shares of Smith Barney or its ultimate parent corporation, Travelers Group Inc. ("Travelers"), were held by Board members who are not "interested persons" of the Fund (as that term is used in the Investment Company Act of 1940, as amended (the "1940 Act")) ("Independent Board Members").

     In order that your Shares may be represented at the Meeting, you are requested to:

     -- indicate your instructions on the enclosed proxy card;

     -- date and sign the proxy card;

     -- mail the proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States; and

     -- allow sufficient time for the proxy card to be received on or before 10:00 a.m., December 5, 1995.

     As a corporation formed under the laws of the State of Maryland, the Fund is not required to hold annual shareholder meetings but may hold special meetings as required or deemed desirable. This special meeting is required under the 1940 Act in order to elect six new members to the Board in addition to reelecting the four current Board Members.

PROPOSAL 1: ELECTION OF DIRECTORS

     The first  Proposal to be  considered at the Meeting is the election of ten
(10) Directors of the Fund.

     Each of the nominees currently serves as a director or trustee of other investment companies for which Smith Barney serves as principal underwriter or SBMFM serves as investment adviser and/or administrator. Each nominee has consented to serve as a Director of the Fund if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

     If elected, the Directors will hold office without limit in time except that a Director may resign at any time, may qualify for emeritus status and/or may be removed at any meeting of shareholders called for that purpose by a majority of the votes entitled to be cast for the election of Directors. In case a vacancy shall exist for any reason, the remaining Directors may fill the vacancy by appointing another Director. If at any time less than a majority of the Directors holding office have been elected by shareholders, the Directors then in office will call a shareholders' meeting for the purpose of electing Directors.

     Set forth below is a list of the nominees for election to the Fund's Board of Directors, together with certain other information:


                                                         Number of Shares and
Name, Age, Principal Occupation and                         % Beneficially
Other Directorships** During The Past    Served as a        Owned*** as of
Five Years                              Director Since     October 18, 1995
-------------------------------------   --------------   -------------------

 Herbert Barg (72)                            --                 None
 Private Investor.

*Alfred J. Bianchetti (72)                    --                 None
 Retired; formerly Senior Consultant
 to Dean Witter Reynolds, Inc.

 Martin Brody (74)                            --                 None
 Vice Chairman of the Board of
 Restaurant Associates Industries,
 Corp. and a Director of Jaclyn, Inc.

 Dwight B. Crane (57)                         --                 None
 Professor, Graduate School of
 Business Administration, Harvard
 University and a Director of Peer
 Review Analysis, Inc.

 Burt N. Dorsett (64)                        1984                None
 Managing Partner of Dorsett McCabe
 Management, Inc., an investment
 counseling firm and a Director of
 Research Corporation Technologies
 Inc., a non-profit patent-clearing
 and licensing firm.

 Elliot S. Jaffe (69)                        1988                None
 Chairman of the Board and President
 of The Dress Barn, Inc.

 Stephen E. Kaufman (63)                      --                 None
 Attorney




                                        4

                                                         Number of Shares and
Name, Age, Principal Occupation and                         % Beneficially
Other Directorships** During The Past    Served as a        Owned*** as of
Five Years                              Director Since     October 18, 1995
-------------------------------------   --------------   ---------------


                                                   Joseph J. McCann (65)                        --                 None


 Financial Consultant; formerly Vice
 President of Ryan Homes, Inc.

*Heath B. McLendon (62)                      1984           1,819.467 Class A
 Managing Director of Smith Barney,                             (0.0045%)
 Chairman of Smith Barney Strategy
 Advisers Inc. and President of SBMFM;
 prior to July 1993, Senior Executive
 Vice President of Shearson Lehman
 Brothers Inc. ("Shearson Lehman
 Brothers"), Vice Chairman of Asset
 Management Division of Shearson Lehman
 Brothers, a Director of PanAgora Asset
 Management, Inc. and PanAgora Asset
 Management Limited.

 Cornelius C. Rose, Jr. (61)                 1984           720.329 Class A
 President of Cornelius C. Rose                                (0.0018%)
 Associates, Inc., financial
 consultants and Director of
 Performance Learning Systems, an
 educational consultant.

----------
   * "Interested  person" of the Fund,  as defined in the 1940 Act, by virtue of his position,  or a relative's  position,  as an officer or director of the
     Fund's investment adviser, distributor or one of their affiliates.

  ** Directorships, general partnerships or trusteeships of companies that are required to report to the Securities and Exchange Commission ("SEC") other than registered investment companies.

 *** For this purpose, "beneficial ownership" is defined under Section 13(d) of the Securities Exchange Act of 1934.

     No  officer,  director  or  employee  of Smith  Barney or of any  parent or subsidiary of Smith Barney receives any  compensation  from the Fund for serving as an officer or Director of the Fund. The Fund pays each Director who is not an officer,  director or employee of Smith Barney or any of its  affiliates  $4,000 per annum plus $100 per telephonic board meeting and $500 per in-person  meeting attended and each Director who elects  emeritus status after January 1, 1995 and who is not an  officer,  director  or  employee  of Smith  Barney  or any of its



                                        5

affiliates $2,000 per annum plus $50 per telephonic board meeting and $250 per in-person meeting attended. The Fund reimburses each Director for travel and out-of-pocket expenses to attend in-person meetings. The Fund held five Board
Meetings during the fiscal year ended July 31, 1995, four of which were regular meetings. The aggregate remuneration paid to Directors by the Fund for the fiscal year ended July 31, 1995 amounted to $31,400 (including reimbursement for travel and out-of-pocket expenses).

     Upon election, the annual compensation described above will be paid to the nominees. The table below shows the compensation of the incumbent Directors received during the Fund's last fiscal year.




                               COMPENSATION TABLE
                                                                 Number
                                               Total            of Funds
                                            Compensation       for Which
                                             from Fund          Director
                           Aggregate          and Fund           Serves
  Name of Person,         Compensation      Complex Paid      Within Fund
      Position             from Fund        to Directors        Complex
-----------------------   ------------     --------------     -----------
Heath B. McLendon,
  Chairman of the
  Board                     $     0           $     0             42

Burt N. Dorsett,
  Director                   10,800            42,650             12

Elliot S. Jaffe,
  Director                   10,300            42,150             12

Cornelius C. Rose, Jr.,
  Director                   10,300            42,150             12


     The Board of Directors has an Audit Committee consisting of the Independent
Board Members of the Fund. The Audit Committee reviews the scope and results of the Fund's annual audit with the Fund's independent certified public accountants and recommends the engagement of such accountants. The Audit Committee met twice during the fiscal year ended July 31, 1995. The Fund does not have a formal nominating committee; however, when necessary the Audit Committee performs the functions of a nominating committee. Each incumbent Director attended at least
75% of the meetings of the Board and committees of which he is a member that were held in the last fiscal year.

     The names of the principal  officers of the Fund, with the exception of Mr.
McLendon, are listed in the table below together with certain additional information. Mr. McLendon was first elected Chairman of the Board and Investment
Officer in 1984. Each officer of the Fund holds such office until a successor has been elected by the Board of Directors.



                                       6




Name, Age and Principal Occupation                            Office
During the Past Five Years                             (Year First Elected)
---------------------------------------------------    -------------------

Jessica M. Bibliowicz (35)                                  President
Executive Vice President of Smith Barney; prior to           (1995)
1994, Director of Sales and Marketing for
Prudential Mutual Funds; prior to 1990, First Vice
President, Asset Management Division of Shearson
Lehman Brothers.

James E. Conroy (43)                                   First Vice President
Investment Officer of SBMFM; prior to July 1995,          and Investment
Managing Director of Shearson Lehman Advisors.                Officer
                                                              (1990)

Christina T. Sydor (44)                                     Secretary
Managing Director of Smith Barney; General Counsel            (1994)
and Secretary of SBMFM.

Lewis E. Daidone (38)                                         Senior
Managing Director of Smith Barney; Chief Financial        Vice President
Officer of the Smith Barney Mutual Funds; Director         and Treasurer
and Senior Vice President of SBMFM.                           (1994)

                                  REQUIRED VOTE

     Election of the listed nominees for Directors of the Fund requires the affirmative vote of a majority vote of the shares represented in person or by proxy at the Meeting and entitled to vote.

THE DIRECTORS,  INCLUDING ALL OF THE INDEPENDENT  BOARD MEMBERS,  RECOMMEND THAT
SHAREHOLDERS VOTE "FOR" THE ELECTION OF NOMINEES TO THE BOARD.

PROPOSAL 2: RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

     The second Proposal to be considered at the Meeting is the ratification of the selection of KPMG Peat Marwick LLP ("KPMG Peat Marwick") as the independent public accountants for the Fund for the fiscal year ending July 31, 1996.

     Coopers & Lybrand L.L.P. ("Coopers & Lybrand") served as the Fund's independent accountants for the fiscal year ended July 31, 1994. On October 20, 1994, based upon the recommendation of the Audit Committee of the Fund's Board of Directors, and in accordance with Section 32 of the 1940 Act, and the rules thereunder, the Board voted to appoint KPMG Peat Marwick as the Fund's independent accountants for the fiscal year ending July 31, 1996.



                                        7

     During the Fund's two most recent fiscal years, Coopers & Lybrand's reports on the Fund's financial statements contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the same period, there were no disagreements with Coopers & Lybrand on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Coopers & Lybrand, would have caused it to make reference to the subject matter of the disagreement in connection with its report. During this period, there have been no "reportable events" as such term is described in Item 304(a)(1)(v) of Regulation S-K with respect to Coopers &
Lybrand.

     During the Fund's two most recent fiscal years, the Fund has not consulted with KPMG Peat Marwick on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements or (ii) concerned the subject matter of a disagreement or reportable event with Coopers & Lybrand.

     The Fund has requested Coopers & Lybrand to furnish it with a letter addressed to the SEC stating whether Coopers & Lybrand agrees with the statements contained in the paragraphs above. If the Fund receives a written request from any shareholder at least five days prior to the Meeting stating that the shareholder will be present in person at the Meeting and desires to ask questions of Coopers & Lybrand and KPMG Peat Marwick, the Fund will arrange to have representatives of each present at the Meeting to respond to appropriate questions.

                                  REQUIRED VOTE

     Ratification   of  the  selection  of  KPMG  Peat  Marwick  as  independent accountants  for the  Fund  must be  approved  by a vote of a  "majority  of the outstanding  voting  securities" of the Fund which,  as defined in the 1940 Act, means the  lesser of (a) 67% of the  Fund's  shares  present at a meeting of its shareholders  if the  owners  of more  than 50% of the  shares  of the Fund then outstanding are present in person or by proxy or (b) more than 50% of the Fund's outstanding shares.

THE  DIRECTORS OF THE FUND,  INCLUDING  ALL OF THE  INDEPENDENT  BOARD  MEMBERS,
RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF KPMG
PEAT MARWICK.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

     The Fund is not generally required to hold annual or special shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Fund at the address set forth on the cover of this proxy statement. Shareholder proposals for inclusion in the Fund's proxy


                                       8

statement for any subsequent meeting must be received by the Fund a reasonable period of time prior to any such meeting.

                    SHAREHOLDERS' REQUEST FOR SPECIAL MEETING

     Shareholders holding at least 10% of the Fund's outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Board member of the Fund. Meetings of shareholders for any other purpose also shall be called by the Board members when requested in writing by shareholders holding at least 10% of the Shares then outstanding or, if the Board members shall fail to call or give notice of any meeting of shareholders for a period of 30 days after such application, shareholders holding at least 10% of the Shares then outstanding may call and give notice of such meeting.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Board does not intend to present any other business at the Meeting, nor is it aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their judgment.

November 3, 1995


IT IS  IMPORTANT  THAT  PROXIES BE RETURNED  PROMPTLY.  SHAREHOLDERS  WHO DO NOT
EXPECT TO ATTEND THE MEETING ARE  THEREFORE  URGED TO COMPLETE,  SIGN,  DATE AND
RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.



